Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE
TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

Execution Version

LAREDO OIL, INC.

NOTE AND WARRANT PURCHASE AGREEMENT

This NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of May 20, 2025 (the “Effective Date”), by and among Laredo Oil, Inc. a Delaware corporation (the “Company”), and the parties listed on the Schedule of Investors attached to this Agreement as Exhibit A (individually an “Investor” and collectively the “Investors”).

1.	PURCHASE AND SALE OF NOTES AND WARRANTS.

1.1              Note Purchase. Subject to the terms and conditions of this Agreement, the Company agrees to sell to each Investor, and each Investor severally agrees to purchase from the Company, a Subordinated Promissory Note in the form attached to this Agreement as Exhibit B (individually a “Note” and collectively the “Notes”) in the principal amount set forth opposite such Investor’s name on Exhibit A.

1.2              Warrant Issuance. Subject to the terms and conditions of this Agreement, the Company further agrees to sell and issue to each Investor or his designee a warrant to purchase the number of shares of the Company’s common stock, par value $0.0001 per share, (“Warrant Stock”) set forth opposite such Investor’s name on Exhibit A in the form attached hereto as Exhibit C (individually a “Warrant” and collectively the “Warrants”) at an exercise price equal to $0.43 per share.

2.	CLOSING.

2.1              Initial Closing. The initial purchase and sale of the Notes and Warrants shall take place remotely via the exchange of documents and signatures, on the Effective Date, or at such other time and place as the Company and the Investors purchasing a Note and Warrant at the Initial Closing mutually agree upon, orally or in writing (which time and place are designated as the “Initial Closing”). In the event there is more than one closing, the term “Closing” shall apply to each such closing, unless otherwise specified

2.2              Additional Closings. After the Initial Closing, the Company may sell and issue, on the same terms and conditions as those contained in this Agreement, additional Notes and Warrants to any one or more existing or new Investors as the Company shall select, at one or more subsequent Closings (each, a “Subsequent Closing”) up to an aggregate amount that results in the combined principal amounts of all Notes equaling up to $825,000, provided that each such Investor (each a “New Investor”) shall become a party to this Agreement as an additional Investor by executing and delivering a counterpart signature page to this Agreement. Exhibit A shall be updated to reflect the additional principal amount of the Notes purchased at each such Subsequent Closing and the New Investors purchasing such additional Notes.

2.3              Closing Deliveries. At each Closing, each Investor purchasing a Note and Warrant at such Closing will deliver to the Company payment in full for such Note and the Warrant in the amount set forth opposite such Investor’s name on Exhibit A, by wire transfer of funds to the Company. At each Closing, the Company will deliver to each Investor purchasing a Note and Warrant at such Closing, a duly executed Note in the principal amount set forth opposite such Investor’s name on Exhibit A and a duly executed Warrant for the purchase of the number of shares of Common Stock set forth opposite such Investor’s name on Exhibit A.

3.            REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Companyhereby represents and warrants to each Investor that the statements in the following paragraphs of this Section 3 are all true and complete as of immediately prior to the Closing:

3.1              Organization, Good Standing and Qualification. The Company has been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of Delaware. The Company has the corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, operations, assets (intangible or otherwise), properties, liabilities, financial condition, or prospects of the Company.

3.2              Due Authorization. All corporate action on the part of the Company’s directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under, this Agreement, the Notes and the Warrants has been taken or will be taken prior to the Initial Closing, and this Agreement constitutes, and the Notes and Warrants, when executed and delivered, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditor’s rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

3.3              Corporate Power. The Company has the corporate power and authority (i) to execute and deliver this Agreement and the Notes and Warrants to be purchased by the Investors hereunder, (ii) to issue the Notes and the Warrants, and (iii) to carry out and perform all its obligations under this Agreement and the Notes and Warrants.

3.4              Valid Issuance.

(a)                The Notes, the Warrants and the Warrant Stock (collectively, the “Securities”), when issued, sold and delivered in accordance with the terms of this Agreement, the Notes and the Warrants for the consideration provided for herein and therein, will be duly and validly issued, fully paid and nonassessable.

(b)               Based in part on the representations made by the Investors in Section 4 hereof, the offer and sale of the Notes and the Warrants solely to the Investors in accordance with this Agreement are exempt from the registration and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the “1933 Act”) and the securities registration and qualification requirements of the currently effective provisions of the securities laws of the states in which the Investors are resident based upon their addresses set forth on the Schedule of Investors attached hereto as Exhibit A.

4.           REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF INVESTORS. Each Investor hereby represents and warrants to the Company, that:

4.1              Authorization. This Agreement constitutes such Investor’s valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Each Investor represents that such Investor has full power and authority to enter into this Agreement.

4.2              No Conflicts. The execution, delivery, and performance by such Investor of this Agreement will not, with or without the giving of notice or the lapse of time, or both, (i) violate any provision of law to which such Investor is subject, (ii) violate any order, judgment, or decree applicable to such Investor or (iii) conflict with, or result in a breach or default under, any term or condition of any material agreement or instrument to which such Investor is a party. No consent, approval, authorization or order of any court or governmental agency or authority or of any third party which has not been obtained is required in connection with the execution, delivery and performance by such Investor of this Agreement.

Laredo Oil, Inc.

Note and Warrant Purchase Agreement

4.3              Purchase for Own Account. The Securities will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor has no present intention of selling or otherwise disposing of all or any portion of the Securities in a public offering. No one other than such Investor will have any beneficial ownership of any of the Securities as of the applicable Closing. Such Investor has not granted or agreed to grant any beneficial ownership of any of the Securities to any other person (other than the members, manager, and/or partners of such Investor who may be deemed to have an indirect beneficial interest by virtue of their ownership interests in such Investor).

4.4              Disclosure of Information. Such Investor believes that such Investor has received all the information such Investor considers necessary in connection with its execution of this Agreement. Such Investor has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and has also had an opportunity to ask questions and receive answers from the Company and from counsel regarding the terms, conditions and limitations set forth in this Agreement and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished such Investor or to which such Investor had access. Such Investor acknowledges that the Company has not delivered, and has not been requested to deliver, to such Investor a private placement or similar memorandum or any written disclosure of the types of information customarily furnished to purchasers of securities.

4.5              Investment Experience. Such Investor understands that the purchase of the Securities involves substantial risk. Such Investor (i) has experience as an investor in securities of companies in the development stage and acknowledges that such Investor is able to fend for itself, can bear the economic risk of such Investor’s investment in the Securities and has such knowledge and experience in financial or business matters that such Investor is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables such Investor to be aware of the character, business acumen and financial circumstances of such persons.

4.6              Accredited Investor Status. Such Investor is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect, and qualifies as such as indicated on the Investor Questionnaire attached hereto as Exhibit D (the “Questionnaire”). All information that such Investor has provided in the Questionnaire concerning such Investor and such Investor’s financial position is correct and complete as of the date set forth below. If there should be any material change in such information prior to the applicable Closing, such Investor will immediately provide such information to the Company.

4.7              Restricted Securities. Such Investor understands that the Securities are characterized as “restricted securities” under the 1933 Act and Rule 144 promulgated thereunder inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Investor is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. Such Investor understands that the Company is under no obligation to register any of the securities sold hereunder. Such Investor understands that a very limited public market now exists for any of the Securities and that it is uncertain whether a robust public market will ever exist for the Securities.

Laredo Oil, Inc.

Note and Warrant Purchase Agreement

4.8              No Solicitation. At no time was the Investor presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Securities.

4.9              Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a)                there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b)               such Investor shall have notified the Company of the proposed disposition, and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, at the expense of such Investor or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of any Securities in compliance with Rule 144 or Rule 144A; (ii) for any transfer of Securities by an Investor that is a partnership or a corporation to (A) a partner of such partnership or shareholder of such corporation, (B) a controlled affiliate of such partnership or corporation, (C) a retired partner of such partnership who retires after the date hereof, (D) the estate of any such partner or shareholder; or (iii) for the transfer by gift, will or in testate succession by any Investor to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 4 to the same extent as if the transferee were an original Investor hereunder.

4.10          Legends. Such Investor understands and agrees that the certificates evidencing the Securities will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, by the Company’s Articles of Incorporation or Bylaws, or by any agreement between the Company and such Investor:

(a)                   THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(b)                 Any legend required by the laws of the State of Delaware or any other state securities laws.

The legend set forth in (a) above shall be removed by the Company from any certificate evidencing the Securities upon delivery to the Company of an opinion of counsel, reasonably satisfactory to the Company, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale (other than pursuant to Rule 144 or Rule 145 under the 1933 Act) without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Securities.

Laredo Oil, Inc.

Note and Warrant Purchase Agreement

5.	CONDITIONS TO CLOSING.

5.1              Conditions to Investors’ Obligations. The obligations of each Investor under Section 2 of this Agreement are subject to the fulfillment or waiver, on or before the applicable Closing, of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent to such waiver, which consent may be given by written, oral or telephone communication to the Company or its counsel:

(a)                Except as otherwise specifically set forth in Section 3 hereof, each of the representations and warranties of the Company contained in Section 3 shall be true and correct on and as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing; and

(b)               the Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

5.2              Condition to Company’s Obligations. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment or waiver on or before the applicable Closing of the following condition by such Investor:

(a)                Each of the representations and warranties of such Investor contained in Section 4 shall be true and correct on the date of such Closing with the same effect as though such representations and warranties had been made on and as of such Closing; and

(b)               such Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

6.	GENERAL PROVISIONS.

6.1              Survival of Warranties. The representations, warranties and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Investors or the Company, as the case may be.

6.2              Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

6.3              Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of Delaware.

6.4              Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart signature page of this Agreement, by facsimile, electronic mail in portable document format (.pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, has the same effect as delivery of an executed original of this Agreement.

Laredo Oil, Inc.

Note and Warrant Purchase Agreement

6.5              Headings. The headings and captions used in this Agreement are used only for convenience and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

6.6              Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (a) at the time of personal delivery, if delivery is in person; (b) one business day after deposit with an express overnight courier for United States deliveries, or two business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (c) three business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the Investor to be notified at the address indicated for such party on Exhibit A or, in the case of the Company, at 2021 Guadalupe St, Suite 260, Austin, TX 78705, or at such other address as any party may designate by giving ten days’ advance written notice to all other parties.

6.7              No Finder’s Fees. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ or broker’s fee (and any asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.8              Amendments and Waivers. Any term of this Agreement, the Notes, and the Warrants may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Notes representing at least a majority of the aggregate principal amount of the Notes at the time outstanding (the “Majority Holders”); provided, however, that New Investors may become parties to this Agreement in accordance with Section 2.2 without any amendment of this Agreement or any consent or approval of any Investor. Any amendment or waiver effected in accordance with this Section 6.8 shall be binding upon each holder of Notes or Warrants at the time outstanding, each future holder of such securities, and the Company.

6.9              Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

6.10          Entire Agreement. This Agreement, together with all exhibits and schedules hereto and the Notes and Warrants issued pursuant hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

6.11          Further Assurances. From and after the date of this Agreement, upon the request of any Investor or the Company, the Company and the Investors shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

Laredo Oil, Inc.

Note and Warrant Purchase Agreement

[Signature Pages Follow]

Laredo Oil, Inc.

Note and Warrant Purchase Agreement

 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

THE COMPANY:

LAREDO OIL, INC.

By:	/s/ [***]
Name:	[***]
Title:	[***]

[SIGNATURE PAGE TO LAREDO OIL, INC. NOTE AND WARRANT PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

[***]

By:	/s/ [***]
Name:	[***]
Title:	[***]

[SIGNATURE PAGE TO LAREDO OIL, INC. NOTE AND WARRANT PURCHASE AGREEMENT]

Attachments:

Exhibit A	-	Schedule of Investors
Exhibit B	-	Form of Note
Exhibit C	-	Form of Warrant
Exhibit D	-	Investor Questionnaire

EXHIBIT A

Schedule of Investors

[***]

EXHIBIT B

Form of Note

(attached)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THIS NOTE MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

LAREDO OIL, INC.

SUBORDINATED PROMISSORY NOTE

Note No. 2025-	Made as of [--]

$[--]

For value received, Laredo Oil, Inc., a Delaware corporation (the “Company”), with principal offices at 2021 Guadalupe St, Suite 260, Austin, TX 78705, hereby promises to pay to [--] (“Holder”) or its registered assigns, the principal sum of [--] (the “Principal Amount”), or such lesser amount as shall then equal the outstanding principal amount hereunder, together with simple interest on the unpaid principal balance at a rate equal to 12% per annum, computed on the basis of the actual number of days elapsed and a year of 365 days from the date of this Note until the principal amount and all interest accrued thereon and all other amounts owed hereunder are paid. The unpaid Principal Amount, together with any then unpaid accrued interest and all other amounts owed hereunder, shall be due and payable on the earlier of (i) upon written demand by the Majority Holders at any time after [--]1 (the “Maturity Date”) or (ii) when such amounts are made automatically due and payable upon or after the occurrence of an Event of Default (as defined below) at the principal offices of the Company or by mail to the address of the registered holder of this Note in lawful money of the United States. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Purchase Agreement (as defined below).

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder hereof, by the acceptance of this Note, agrees:

1.      DEFINITIONS. The following definitions shall apply for all purposes of this Note:

1.1               “Company” has the meaning set forth above and includes any corporation that shall succeed to or assume the obligations of the Company under this Note.

1.2             “Common Stock” has the meaning set forth in the Purchase Agreement.

1.3             “Holder” means any person who shall at the time be the registered holder of this Note.

1.4              “Note” means this Subordinated Promissory Note.

1.5           “Notes” means a series of subordinated promissory notes aggregating up to $825,000 in principal amount issued under the Purchase Agreement (defined below), of which this Note is one, each such note containing substantially identical terms and conditions as this Note.

2.       PURCHASE AGREEMENT. This Note is issued pursuant to that certain Note and Warrant Purchase Agreement dated as of [--], 2025 (the “Purchase Agreement”), by and among the Company, the original holder of this Note and certain other investors listed on the Schedule of Investors attached to the Purchase Agreement as Exhibit A, and is subject to the provisions thereof.

3.       EVENTS OF DEFAULT. An “Event of Default” will occur if any of the following happens and such default is not cured within a five-day period after the Holder has given the Company written notice of such default:

3.1	the Company fails to make any payment when due hereunder;
3.2	the Company breaches any material obligation to the Holder under this Note; or

3.3	a receiver is appointed for any material part of the Company’s property, the Company makes an assignment for the benefit of creditors, or the Company becomes a debtor or alleged debtor in a case under the U.S. Bankruptcy Code or becomes the subject of any other bankruptcy or similar proceeding for the general adjustment of its debts.

Upon the occurrence of any Event of Default, all accrued but unpaid expenses, accrued but unpaid interest, all principal, and any other amounts outstanding under this Note shall become immediately due and payable in full without further notice or demand by the Holder.

4.       NOTES ARE PARI PASSU. The Notes issued pursuant to the Purchase Agreement shall rank equally without preference or priority of any kind over one another, and all payments on account of principal and interest with respect to any of the Notes shall be applied ratably and proportionately on all outstanding Notes on the basis of the original principal amount of outstanding Notes.

5.       PREPAYMENT. The Company may, at any time and from time to time, prepay all or any portion of the outstanding Principal Amount of this Note prior to the Maturity Date without the prior consent of the Holder. Notwithstanding the foregoing, in the event of any such prepayment, whether in whole or in part, the Company shall pay to the Holder, concurrently with such prepayment, a prepayment fee (a “Prepayment Fee”) equal to the amount of interest that would have accrued on the Principal Amount from the date of such prepayment through the Maturity Date, calculated at the applicable interest rate set forth herein, without regard to any acceleration or default. Any such prepayments made on this Note shall be pro rata according the outstanding principal and interest on the Notes to all holders of the Notes. Any such prepayment shall be applied first against any accrued Interest (including the Prepayment Fee), and then against the Principal Amount.

6.        GENERAL PROVISIONS.

6.1               Waivers. The Company and all endorsers of this Note hereby waive notice, presentment, protest and notice of dishonor.

2

Laredo Oil, Inc.

Subordinated Promissory Note

6.2               Attorneys’ Fees. In the event any party is required to engage the services of any attorneys for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note, including attorneys’ fees.

6.3               Transfer. Neither this Note nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without the Company’s prior written consent, which the Company may withhold in its sole discretion; provided, however, that this Note may be assigned, conveyed or transferred without the prior written consent of the Company to any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Holder; provided, further, that such transferee executes an acknowledgement that such transferee is subject to all the terms and conditions of this Note and satisfies the Company as to compliance with State and federal securities law. The rights and obligations of the Company and the Holder under this Note and the Purchase Agreement shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

6.4               Governing Law. This Note shall be governed by and construed under the internal laws of the State of Delaware.

6.5               Headings. The headings and captions used in this Note are used only for convenience and are not to be considered in construing or interpreting this Note. All references in this Note to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

6.6               Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (a) at the time of personal delivery, if delivery is in person; (b) one business day after deposit with an express overnight courier for United States deliveries, or two business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (c) three business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the party to be notified at the address indicated for such party provided on Exhibit A to the Purchase Agreement or, in the case of the Company, at 2021 Guadalupe St, Suite 260, Austin, TX 78705, or at such other address as any party or the Company may designate by giving ten days’ advance written notice to all other parties.

6.7               Amendments and Waivers. This Note and all other Notes issued under the Purchase Agreement may be amended and provisions may be waived by the Note holders and the Company as provided in Section 6.8 of the Purchase Agreement. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Notes at the time outstanding, each future holder of such securities, and the Company.

6.8               Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

6.9               Purchase Agreement. This Note incorporates by reference all the terms of the Purchase Agreement.

[Signature Page Follows]

3

Laredo Oil, Inc.

Subordinated Promissory Note

IN WITNESS WHEREOF, the Company has caused this Subordinated Promissory Note to be signed in its name as of the date first written above.

THE COMPANY

LAREDO OIL, INC.

By:
Name:
Title:

HOLDER

By:
Name:
Title:

[Signature Page to Laredo Oil, Inc. Subordinated Promissory Note]

EXHIBIT C

Form of Warrant

(attached)

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK

OF

LAREDO OIL, INC.

Warrant No. 2025-__	Issue Date: [--], 2025

 Expiration Date: [--], 2027

Maximum Shares: [--]

Warrant Price: $0.43

This certifies that in consideration of the sum of $[--] previously paid to Laredo Oil, Inc., a Delaware corporation (the “Company”), with principal offices at 2021 Guadalupe St, Suite 260, Austin, TX 78705, receipt of which is hereby acknowledged, [--] is entitled, subject to the terms and conditions of this Warrant, to purchase from the Company at any time after prior to 5:00 p.m. Central Time on the Expiration Date set forth above a number of shares of Warrant Stock (as defined below) up to the Maximum Shares set forth above at a price per share equal to the Warrant Price (as defined below), upon surrender of this Warrant at the principal offices of the Company, together with a duly executed subscription form in the form attached hereto as Exhibit 1 and simultaneous payment of the full Warrant Price for the shares of Warrant Stock so purchased in lawful money of the United States. The Warrant Price and the number and character of shares of Warrant Stock purchasable under this Warrant are subject to adjustment as provided herein.

This Warrant is issued pursuant to that certain Note and Warrant Purchase Agreement dated as of [--], 2025 (the “Purchase Agreement”), by and among the Company, the original holder of this Warrant and certain other investors listed on the Schedule of Investors attached to the Purchase Agreement as Exhibit A, and is subject to the provisions thereof.

1.	DEFINITIONS. The following definitions shall apply for purposes of this Warrant:

1.1              “Change of Control” means (a) any sale or exchange of the capital stock by the shareholders of the Company in one transaction or series of related transactions where more than 50% of the outstanding voting power of the Company is acquired by a person or entity or group of related persons or entities; or (b) any reorganization, consolidation, merger or similar transaction or series of related transactions (each, a “combination transaction”) in which the Company is a constituent corporation or is a party if, as a result of such combination transaction, the voting securities of the Company that are outstanding immediately prior to the consummation of such combination transaction (other than any such securities that are held by an Acquiring Shareholder, as defined below) do not represent, or are not converted into, securities of the surviving corporation of such combination transaction (or such surviving corporation’s parent corporation if the surviving corporation is owned by the parent corporation) that, immediately after the consummation of such combination transaction, together possess at least a majority of the total voting power of all securities of such surviving corporation (or its parent corporation, if applicable) that are outstanding immediately after the consummation of such combination transaction, including securities of such surviving corporation (or its parent corporation, if applicable) that are held by the Acquiring Shareholder; or (c) a sale of all or substantially all of the assets of the Company, that is followed by the distribution of the proceeds to the Company’s shareholders. For purposes of this Section 1.1, an “Acquiring Shareholder” means a shareholder or shareholders of the Company that (i) merges or combines with the Company in such combination transaction or (ii) owns or controls a majority of another corporation that merges or combines with the Company in such combination transaction.

1.2            “Common Stock” means the common stock of the Company, par value $0.0001 per share.

1.3          “Company” means the “Company” as defined above and includes any corporation that shall succeed to or assume the obligations of the Company under this Warrant.

1.4            “Holder” means any person who shall at the time be the registered holder of this Warrant.

1.5            “Warrant” means this Warrant and any warrant(s) delivered in substitution or  exchange therefore, as provided herein.

1.6              “Warrants” means a series of warrants to purchase the Company’s Common Stock issued under the Purchase Agreement, of which this Warrant is one, each such warrant containing substantially identical terms and conditions as this Warrant.

1.7              “Warrant Price” means $0.43 per share. The Warrant Price is subject to adjustment as provided herein.

1.8              “Warrant Stock” means the Common Stock. The number and character of shares of Warrant Stock are subject to adjustment as provided herein and the term “Warrant Stock” shall include stock and other securities and property at any time receivable or issuable upon exercise of this Warrant in accordance with its terms.

2.	EXERCISE.

2.1              Method of Exercise. Subject to the terms and conditions of this Warrant, the Holder may exercise this Warrant, at any time or from time to time, on any business day before the Expiration Date for up to that number of shares of Warrant Stock equal to the Maximum Shares, by surrendering this Warrant at the principal offices of the Company, with the subscription form attached hereto duly executed by the Holder, and payment of an amount equal to the product obtained by multiplying (i) the number of shares of Warrant Stock to be purchased by the Holder by (ii) the Warrant Price or adjusted Warrant Price therefore, if applicable, as determined in accordance with the terms hereof.

2.2              Form of Payment. Payment may be made by (i) a check payable to the Company’s order, (ii) wire transfer of funds to the Company, (iii) cancellation of indebtedness of the Company to the Holder, or (iv)any combination of the foregoing.

2.3              No Fractional Shares. No fractional shares may be issued upon any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares. If upon any exercise of this Warrant a fraction of a share results, the Company will pay the cash value of any such fractional share, calculated on the basis of the Warrant Price.

2

Laredo Oil, Inc.

Warrant to Purchase Common Stock

2.4              Restrictions on Exercise. This Warrant may not be exercised if the issuance of the Warrant Stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Warrant, the Holder shall execute the subscription form attached hereto as Exhibit 1, confirming and acknowledging that the representations and warranties of the Holder set forth in Section 4 of the Purchase Agreement are true and correct as of the date of exercise.

2.5              Net Exercise. In lieu of cash exercising this Warrant, the holder of this Warrant may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Warrant Stock computed using the following formula:

Y (A - B)
X =	A

Where:

X --	The number of shares of Warrant Stock to be issued to the holder of this Warrant.

Y --	The number of shares of Warrant Stock purchasable under this Warrant.

A --	The fair market value of one share of Warrant Stock.

B --	The Warrant Price (as adjusted to the date of such calculations).

For purposes of this Section 2.5, the fair market value of a share of Warrant Stock shall mean the average of the closing bid and asked prices of shares of Warrant Stock quoted in the over-the-counter market in which the shares of Warrant Stock are traded or the closing price quoted on any exchange on which such shares are listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value (or such shorter period of time during which such stock was traded over-the-counter or on such exchange). If the shares of Warrant Stock are not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per share of Warrant Stock that the Company could obtain from a willing buyer for such shares sold by the Company from authorized but unissued shares of Warrant Stock, as such prices shall be determined in good faith by the Company’s Board of Directors.

3.             ISSUANCE OF STOCK. Except as set forth in Section 4, this Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise.

4.              EARLY EXPIRATION. This Warrant shall automatically expire and be of no further force and effect without any action by the Holder immediately prior to the effective date of a Change of Control. If the Company proposes at any time to effect a Change of Control, the Company shall mail to the Holder a notice specifying the date on which the Change of Control is anticipated to become effective, and the Holder shall have the right to exercise this Warrant for the applicable Warrant Stock prior to such expiration event.

3

Laredo Oil, Inc.

Warrant to Purchase Common Stock

5.              ADJUSTMENT PROVISIONS. The number and character of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price therefore, are subject to adjustment upon the occurrence of the following events between the date this Warrant is issued and the date it is exercised:

5.1              Adjustment for Stock Splits and Stock Dividends. The Warrant Price of this Warrant and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall each be proportionally adjusted to reflect any stock dividend, stock split or reverse stock split, or other similar event affecting the number of outstanding shares of Warrant Stock (or such other stock or securities).

5.2              Adjustment for Other Dividends and Distributions. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable respect to the Warrant Stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Sections 5.1 or 5.3) or (b) assets (other than cash dividends paid or payable solely out of retained earnings), then, and in each such case, the Holder, upon exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Warrant Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

5.3              Adjustment for Reorganization, Consolidation, Merger. Except as provided in Section 4 (Early Expiration), in case of any recapitalization or reorganization of the Company after the date of this Warrant, or in case, after such date, the Company shall consolidate with or merge into another corporation, then, and in each such case, the Holder, upon the exercise of this Warrant (as provided in Section 2), at any time after the consummation of such recapitalization, reorganization, consolidation or merger, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such recapitalization, reorganization, consolidation or merger if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Warrant, and the successor or purchasing corporation in such reorganization, consolidation or merger (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation’s obligations under this Warrant; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation or merger.

5.4              Conversion of Stock. In case all the authorized Warrant Stock of the Company is converted, pursuant to the Company’s Certificate of Incorporation, into other securities or property, or the Warrant Stock otherwise ceases to exist, then, in such case, the Holder, upon exercise of this Warrant at any time after the date on which the Warrant Stock is so converted or ceases to exist (the “Termination Date”), shall receive, in lieu of the number of shares of Warrant Stock that would have been issuable upon such exercise immediately prior to the Termination Date (the “Former Number of Shares of Warrant Stock”), the stock and other securities and property that the Holder would have been entitled to receive upon the Termination Date if the Holder had exercised this Warrant with respect to the Former Number of Shares of Warrant Stock immediately prior to the Termination Date (all subject to further adjustment as provided in this Warrant).

5.5              Notice of Adjustments. The Company shall promptly give written notice of each adjustment or readjustment of the Warrant Price or the number of shares of Warrant Stock or other securities issuable upon exercise of this Warrant. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

4

Laredo Oil, Inc.

Warrant to Purchase Common Stock

5.6              No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the Warrant Price or in the number of shares of Warrant Stock issuable upon its exercise.

5.7              Reservation of Stock. If at any time the number of shares of Warrant Stock or other securities issuable upon exercise of this Warrant shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Warrant Stock or other securities issuable upon exercise of this Warrant as shall be sufficient for such purpose.

6.              NO RIGHTS OR LIABILITIES AS SHAREHOLDER. This Warrant does not by itself entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by the Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a shareholder of the Company for any purpose.

7.              NO IMPAIRMENT. The Company will not, by amendment of its articles of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Warrant Stock upon the exercise of this Warrant.

8.              ATTORNEYS’ FEES. In the event any party is required to engage the services of any attorneys for the purpose of enforcing this Warrant, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Warrant, including attorneys’ fees.

9.              TRANSFER. Neither this Warrant nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without the Company’s prior written consent, which the Company may withhold in its sole discretion; provided, however, that this Warrant may be assigned, conveyed or transferred without the prior written consent of the Company to any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Holder. The rights and obligations of the Company and the Holder under this Warrant and the Purchase Agreement shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

10.            GOVERNING LAW. This Warrant shall be governed by and construed under the internal laws of the State of Delaware.

11.            HEADINGS. The headings and captions used in this Warrant are used only for convenience and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

12.            NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (a) at the time of personal delivery, if delivery is in person; (b) one business day after deposit with an express overnight courier for United States deliveries, or two business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (c) three business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the party to be notified at the address indicated for such party on Exhibit A to the Purchase Agreement or, in the case of the Company, at 2021 Guadalupe St, Suite 260, Austin, TX 78705, or at such other address as any party or the Company may designate by giving ten days’ advance written notice to all other parties.

5

Laredo Oil, Inc.

Warrant to Purchase Common Stock

13.             AMENDMENT; WAIVER. This Warrant and all other Warrants issued under the Purchase Agreement may be amended and provisions may be waived by the warrant holders and the Company as provided in Section 6.8 of the Purchase Agreement. Any amendment or waiver effected in accordance with this Section 13 shall be binding upon each holder of any Warrants at the time outstanding, each future holder of such securities, and the Company.

14.             SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

15.             TERMS BINDING. By acceptance of this Warrant, the Holder accepts and agrees to be bound by all the terms and conditions of this Warrant.

16.              PURCHASE AGREEMENT. This Warrant incorporates by reference all the terms of the Purchase Agreement.

[Signature Page Follows]

6

Laredo Oil, Inc.

Warrant to Purchase Common Stock

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the date first written above.

THE COMPANY:

LAREDO OIL, INC.

By:
Name:
Title:

AGREED AND ACKNOWLEDGED

THE HOLDER:

[Signature Page to Laredo Oil, Inc. Warrant to Purchase Common Stock]

EXHIBIT 1

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To: LAREDO OIL, INC.

(1)                The undersigned Holder hereby elects to purchase                                   shares of Common Stock of Laredo Oil, Inc.. (the “Warrant Stock”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

(2)                In exercising the Warrant, the undersigned Holder hereby confirms and acknowledges that the representations and warranties set forth in Section 4 of the Purchase Agreement (as defined in the Warrant) as they apply to the undersigned Holder continue to be true and correct as of this date.

(3)                Please issue a certificate or certificates representing such shares of Warrant Stock in the name specified below:

(Name)

(Address)

(City, State, Zip Code)

(Federal Tax Identification Number)

(Date)

EXHIBIT D

Laredo Oil, Inc.

Investor Questionnaire

INSTRUCTIONS: PLEASE COMPLETE THIS INVESTOR QUESTIONNAIRE BY FILLING IN THE INFORMATION CALLED FOR, CHECKING THE APPROPRIATE BOXES, AND SIGNING WHERE INDICATED BELOW.

Ladies and Gentlemen:

The information contained in this Investor Questionnaire is being furnished to Laredo Oil, Inc. (the “Company”) by the undersigned in order for the Company to determine whether one or more exemptions from registration of securities under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state or foreign securities laws, or regulations under the Securities Act or applicable state or foreign securities laws, are available in connection with the sale of certain securities in the Company. The undersigned understands that that this Investor Questionnaire is not an offer to sell any securities to the undersigned. Capitalized terms used but not defined herein will have the meanings given to them in that certain Note and Warrant Purchase Agreement by and among the Company and the Investors thereto.

The undersigned represents that the information contained in this Investor Questionnaire is complete and accurate and may be relied upon by the Company, and that the undersigned will notify the Company immediately of any material change in any of such information occurring after the date hereof.

THE UNDERSIGNED UNDERSTANDS AND AGREES THAT, ALTHOUGH THIS INVESTOR QUESTIONNAIRE WILL BE KEPT STRICTLY CONFIDENTIAL BY THE COMPANY, THE COMPANY MAY PRESENT THIS INVESTOR QUESTIONNAIRE TO SUCH PARTIES AS THE COMPANY DEEMS ADVISABLE IF CALLED UPON TO ESTABLISH THE AVAILABILITY UNDER ANY FEDERAL OR STATE SECURITIES LAWS OF AN EXEMPTION FROM REGISTRATION.

A.	General Information

1.	Print Full Name of Investor:	If an Individual:

First Middle Last

If a Partnership, Corporation, Trust, Limited Liability Company, Custodial Account, Other Investor:

[***]
Name of Entity

2.	Address of Principal Residence (if an Individual) or Principal Executive Office (if an Entity):	[***]

3.	Address for Notices (if different from above)

4.	Legal Form of Entity (if applicable)	[***]

5.	Jurisdiction of Formation, Organization or Incorporation (if applicable)	[***]

6.	U.S. Taxpayer Identification or Social Security Number:	[***]

7.	Authorized Signatory:	Name:	[***]

		Title:	[***]

B.       Accredited Investor Status

The Subscriber represents and warrants that the Subscriber is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended, and has checked the box or boxes below which are next to the categories under which the Subscriber qualifies as an accredited investor:

For Individuals:

☐	(A)	A natural person with individual net worth (or joint net worth with spouse or spousal equivalent) in excess of $1 million. For purposes of this item, "net worth" means the excess of total assets at fair market value, excluding the value of the Subscriber's (or the Subscriber's spouse if joint net worth with spouse) primary residence, over total liabilities. "Total liabilities" excludes any mo1igage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but include (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities. "Spousal equivalent" means a cohabitant occupying a relationship generally equivalent to that of a spouse. Joint net worth can be the aggregate net worth of a person and spouse or spousal equivalent; assets do not need to be held jointly to be included in the calculation.

☐	(B)	A natural person with individual income (without including any income of the Subscriber's spouse or spousal equivalent) in excess of $200,000, or joint income with spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

☐	(C)

A director, executive officer or general partner of the Company. ("executive officer" means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perforrn(s) similar policymaking functions for the Company.).

☐	(D)	A natural person who holds, in good standing, one of the following professional licenses: the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

☐	(E)	a natural person who is a "knowledgeable employee," as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940, of the Company.

For Entities:

☐	(A)	A bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	(B)	An insurance company as defined in Section 2(a)(13) of the Securities Act.

☐	(C)	A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

☐	(D)	An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state.

☐	(E)	An investment adviser relying on the exemption from registering with the SEC under Section 203(1) or (m) of the Investment Advisers Act of 1940.

☐	(F)	A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

☐	(G)	A small business investment company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	(H)	A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act.

☐	(I)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940. If a Subscriber has checked this box, please contact the Company for additional information that will be required.

☐	(J)	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, partnership, or limited liability company not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5 million.

☒	(K)	A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Securities. whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company.

☐	(L)

An employee benefit plan within the meaning of ERISA if the decision to invest in the Company is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐	(M)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐	(N)	An entity, including a grantor trust, in which all of the equity owners are accredited investors as determined under any of the paragraphs A through K above (for this purpose, a beneficiary of a trust is not an equity owner, but the grantor of a granter trust is an equity owner).

☐	(O)	An entity of a type not listed in clauses (A) through (N) above, that is not formed for the specific purpose of acquiring the Securities and owns investments in excess of $5 million. For purposes of this clause, "investments" means investments as defined in Rule 2a51- 1(b) under the Investment Company Act of 1940.

☐	(P)	A family office, as defined in Rule 202(a)(ll)(G)-l under the Investment Advisers Act of 1940, that (i) has assets under management in excess of $5 million; (ii) is not formed for the specific purpose of acquiring the Securities and (iii) has a person directing the prospective investment who has such knowledge and experience in financial and business matters so that the family office is capable of evaluating the merits and risks of the prospective investment.

☐	(Q)	A family client, as defined in Rule 202(a)(l l)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements of clause (P) above and whose prospective investment in the Issuer is directed by that family office pursuant to clause (P)(iii) above.

C.	Supplemental Data for Entities
1.	Was the Subscriber organized for the specific purpose of acquiring the Securities?

☐ Yes                ☒ No

If the answer to the above question is "Yes," please contact the Company for additional information that will be required.

2.	Are shareholders, partners or other holders of equity or beneficial interests in the Subscriber able to decide individually whether to participate, or the extent of their participation, in the Subscriber's investment in the Company (i.e., can shareholders, partners or other holders of equity or beneficial interests in the Subscriber determine whether their capital will form part of the capital invested by the Subscriber in the Company)?

☐ Yes                ☒ No

If the answer to the above question is "Yes," please contact the Company for additional information that will be required.

3.	(a) Is the undersigned (a) an employee benefit plan subject to Part 4 of Subtitle B of Title I ofERISA or (b) a plan described in Section 4975(e)(l) of the Code?

☐ Yes                ☒ No

(b) Is the undersigned (a) an entity whose underlying assets are considered "plan assets" of an employee benefit plan that is subject to Part 4 of Subtitle B of Title I of ERISA and that invested in such entity or (b) an entity whose underlying assets are considered "plan assets" of a plan that is described in Section 4975(e)(l) of the Code and that invested in such entity?

☐ Yes                ☒ No

4.	Does the amount of the Subscriber's subscription for the Securities exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the Investor?

☐ Yes                ☒ No

If the question above was answered "Yes," please contact the Company for additional information that will be required.

5.	(a) Is the Subscriber a private investment company which is not registered under the Investment Company Act of 1940, as amended, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

☐ Yes                ☒ No

(b)       If the question above was answered "Yes," was the Subscriber formed prior to April 30, 1996?

☐ Yes                ☐ No

If the questions set forth in (a) and (b) above were both answered "Yes," please contact the Company for additional information that will be required.

6.	(a) Is the Subscriber a grantor trust, a partnership or an S-Corporation for U.S. federal income tax purposes?

☒ Yes                ☐ No

(b)	If the question above was answered "Yes," please indicate whether or not

(i)           more than 50 percent of the value of the ownership interest of any beneficial owner in the Subscriber is (or may at any time during the term of the Company be) attributable to the Subscriber's (direct or indirect) interest in the Company; or

☐ Yes                ☒ No

(ii)         it is a principal purpose of the Subscriber's participation in the Company to permit the Company to satisfy the 100 member limitation contained in U.S. Treasury Regulation Section 1.7704-1(h)(3).

☐ Yes                ☒ No

If either question above was answered "Yes," please contact the Company for additional information that will be required.

7.	If the Subscriber's tax year ends on a date other than December 31, please indicate such date below:

(Date)

D.	Related Parties-to be completed by Individuals and Entities:
1.	To the best of the Subscriber's knowledge, does the Subscriber control, or is the Subscriber controlled by or under common control with, any other investor in the Company?

☐ Yes                ☒ No

If the question above was answered "Yes," please identify such related investor(s) below.

Name(s) of related investor(s): ______________________

2.	Will any other person or persons have a beneficial interest in the Securities to be acquired hereunder (other than as a shareholder, partner or other beneficial owner of equity interests in the Investor)?

☐ Yes                ☒ No

If either question above was answered "Yes," please contact the Company for additional information that will be required.

The Subscriber understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the investor to purchase securities of the Company. The Subscriber agrees to notify the Company immediately if any representation or warranty contained in this Investor Questionnaire becomes untrue at any time. The Subscriber agrees to provide, if requested, any additional information that may reasonably be required to substantiate the Subscriber's status as an accredited investor or to otherwise determine the eligibility of the Subscriber to purchase securities in the Company. The Subscriber agrees to indemnify and hold harmless the Company, its stockholders, directors, managers, officers and employees and their respective counsel from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Subscriber contained herein.

Signature:

By:	/s/ [***]
(Signature)

[***]
(Print Name and Title if signing on behalf of an entity)